\


                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Date: February 10, 2005

                                  CITIBANK, N.A.

                                  By: /s/ Serena D. Moe
                                     --------------------------------------
                                     Name: Serena D. Moe
                                     Title: Vice President and
                                            Assistant Secretary


                                  CITICORP NORTH AMERICA, INC.

                                  By: /s/ Kenneth S. Cohen
                                     --------------------------------------
                                     Name: Kenneth S. Cohen
                                     Title: Vice President and
                                            Assistant Secretary


                                  CITICORP

                                  By: /s/ Serena D. Moe
                                     --------------------------------------
                                     Name: Serena D. Moe
                                     Title: Assistant Secretary


                                  CITIGROUP HOLDINGS COMPANY

                                  By: /s/ Serena D. Moe
                                     --------------------------------------
                                     Name: Serena D. Moe
                                     Title: Assistant Secretary


                                  CITIGROUP INC.

                                  By: /s/ Serena D. Moe
                                     --------------------------------------
                                     Name: Serena D. Moe
                                     Title: Assistant Secretary